UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 25, 2025, Portland General Electric Company (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (the “New Registration Statement”) to replace the automatic shelf registration statement on Form S-3ASR (No. 333-266454) filed with the SEC on August 2, 2022 (the “Prior Registration Statement”). The Prior Registration Statement was terminated upon the effectiveness of the New Registration Statement on July 25, 2025.

In connection with the filing of the New Registration Statement, on July 25, 2025, the Company filed a prospectus supplement (the “DRIP Prospectus Supplement”) covering the offering of 2,452,692 shares of the Company’s common stock, no par value (“Common Stock”), pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP Prospectus Supplement”). The DRIP Prospectus Supplement continues an offering of 2,500,000 shares previously covered by the Prior Registration Statement.

Furthermore, in connection with the filing of the New Registration Statement, on July 25, 2025, the Company filed a prospectus supplement (the “ATM Prospectus Supplement”) and entered into an amendment (the “Amendment”) to the equity distribution agreement, dated July 26, 2024 (as amended, the “Equity Distribution Agreement”), with Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, in their separate capacities as Agents and Forward Sellers (as each such term is defined in the Equity Distribution Agreement) and with Barclays Bank PLC, Bank of America, N.A., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association or one of their respective affiliates, in their capacities as Forward Purchasers (as such term is defined in the Equity Distribution Agreement), pursuant to which the Company may issue and sell, from time to time, shares of the Company’s Common Stock representing the unsold amount available under the Company’s at-the-market offering program.

The Amendment provides that the shares of Common Stock to be sold pursuant to the Equity Distribution Agreement will be issued pursuant to a prospectus dated July 25, 2025 and a prospectus supplement filed with the Securities and Exchange Commission on July 25, 2025, in connection with one or more offerings of shares from the Company’s New Registration Statement. The Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Opinions of the Company’s Senior Vice President, Chief Legal and Compliance Officer with respect to the legality of the securities covered by the DRIP Prospectus Supplement and the ATM Prospectus Supplement are filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Amendment No. 1 to Equity Distribution Agreement, dated as of July 25, 2025.

1.2
Equity Distribution Agreement, dated as of July 26, 2024, by and among Portland General Electric Company and Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as sales agents, principals and/or forward sellers, and Barclays Bank PLC, Bank of America, N.A., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association, as forward purchasers (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on July 26, 2024) (File No. 001-05532-99).

5.1	Opinion of Angelica Espinosa, Senior Vice President, Chief Legal and Compliance Officer, regarding the legality of the common stock being registered (DRIP Prospectus Supplement).

5.2	Opinion of Angelica Espinosa, Senior Vice President, Chief Legal and Compliance Officer, regarding the legality of the common stock being registered (ATM Prospectus Supplement).

23.1	Consent of Angelica Espinosa, Senior Vice President, Chief Legal and Compliance Officer (included in Exhibit 5.1 hereto).

23.2	Consent of Angelica Espinosa, Senior Vice President, Chief Legal and Compliance Officer (included in Exhibit 5.2 hereto).

104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed July 25, 2025, formatted in iXBRL (Inline Extensible Business Reporting Language).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	July 25, 2025	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer

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